                            AGREEMENT OF REINSURANCE
                                    NO. 7448

                        GENERAL REINSURANCE CORPORATION
                            a Delaware corporation
                        having its principal offices at
                               Financial Centre
                      695 East Main Street P.O. Box 10350
                       Stamford, Connecticut 06904-2350
                    (herein referred to as the "Reinsurer")

                                      and

                            PAULA INSURANCE COMPANY
                                 Gateway Plaza
                       300 North Lake Avenue, Suite 300
                          Pasadena, California 91101
                     (herein referred to as the "Company")

--------------------------------------------------------------------------------

     In consideration of the mutual covenants of this Agreement the parties agree as follows:

     The Company shall reinsure with the Reinsurer and the Reinsurer shall accept as reinsurance from the Company the business described in the Exhibit listed below which is attached to and made a part of this Agreement and in each Exhibit which hereafter may be attached to and made a part of this Agreement. The terms, conditions and limitations of this Agreement and of the Exhibits shall determine the rights and obligations of the parties.

     EXHIBIT A - EXCESS OF LOSS REINSURANCE
                          of
                 Workers' Compensation and
                 Employers' Liability Business

ARTICLE I - SCOPE OF AGREEMENT

     This Agreement is solely between the Company and the Reinsurer. Performance of the respective obligations of each party under this Agreement shall be rendered

                        GENERAL REINSURANCE CORPORATION
solely to the other party; however, in the instance of the insolvency of the Company, the liability of the Reinsurer shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY. In no instance shall any insured of the Company or any claimant against an insured of the Company have any rights under this Agreement.

ARTICLE II - GENERAL CONDITIONS, DEFINITIONS AND INTERPRETATIONS

     (a)  BUSINESS

          The term business shall have the meaning set forth in the appropriate Exhibit. The term policy(ies) shall mean the contracts of the Company affording insurance with respect to such business.

     (b)  COMPANY

          When more than one company is named as a party to this Agreement, the first such company named shall be the agent of the other companies with respect to all matters pertaining to this Agreement.

     (c)  COMPANY RETENTION

          The Company shall retain for its own account the entire amount set forth as the Company Retention; however, this requirement shall be satisfied if such amount is retained by the Company or its affiliated companies under common management or common ownership or both.

     (d)  ERRORS AND OMISSIONS

          The Reinsurer shall not be relieved of liability by reason of an error or accidental omission by the Company in reporting any claim or loss or any business reinsured under this Agreement, provided such error or omission is rectified promptly after discovery.

          The Reinsurer shall be obligated only for the return of the premium paid to the Reinsurer with respect to business reported but not reinsured under this Agreement.

                        GENERAL REINSURANCE CORPORATION

     (e)  SPECIAL ACCEPTANCES

          Business which is beyond the terms, conditions or limitations of this Agreement may be submitted to the Reinsurer for special acceptance hereunder and such business, if accepted by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Agreement except as modified by the special acceptance. Business which was specially accepted under prior Agreement No. 6374 shall be accepted under this Agreement without a new submission.

ARTICLE III - CLAIMS AND LOSSES, ADJUSTMENT EXPENSE AND SALVAGE

     (a)  CLAIMS AND LOSSES

          All payments of claims or losses by the Company within the limits of liability or amounts of insurance of the policy(ies) of the Company and within the limits of liability or amounts of reinsurance set forth in the applicable Exhibit shall be binding on the Reinsurer, subject to all the terms, conditions and limitations of this Agreement. The Reinsurer shall reimburse the Company for the Reinsurer's portion of each payment in settlement of claims or losses made by the Company and the Reinsurer's portion of the Company's adjustment expense payments, if any, apportioned between the parties as set forth in the Exhibits, in connection with such claim or loss payments; however, in the instance of the insolvency of the Company, the liability of the Reinsurer shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

          The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurer, the Company shall permit the Reinsurer, at the expense of the Reinsurer, to be associated with the Company in the defense or control of any claim, loss or legal proceeding which involves or is likely to involve the Reinsurer.

     (b)  ADJUSTMENT EXPENSE

          Adjustment expense shall mean all expenditures made by the Company and allocated to an individual claim or loss, other than payments to any salaried employee of the Company, in connection with the disposition of claims, losses or legal proceedings including investigation, negotiation and legal expenses, court costs, statutory penalties and accrued interest, other than accrued interest which is a part of a judgment.

                        GENERAL REINSURANCE CORPORATION

     (c)  SALVAGE

          The Company shall pay to or credit the Reinsurer with the Reinsurer's portion of any salvage recovered.

          With respect to reinsurance under this Agreement on a share basis, salvage shall be apportioned between the parties in the same ratio as the amounts of their respective liabilities for the claim or loss. With respect to reinsurance under this Agreement on an excess basis, salvage shall be applied between the parties in the order inverse to that in which their respective liabilities attached.

          Salvage shall mean any recovery made by the Company in connection with a claim or loss, less all expenses paid by the Company, other than payments to any salaried employee of the Company, in making such recovery.

ARTICLE IV - REPORTS AND REMITTANCES

     In addition to the reports and remittances required by the applicable Exhibit, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

     All reports shall be rendered on forms mutually acceptable to the Company and the Reinsurer.

ARTICLE V - RESERVES AND TAXES

     The Reinsurer shall maintain such reserves as may be required with respect to the Reinsurer's portion of unearned premium, claims, losses and adjustment expense.

     The Company shall be liable for all taxes on premiums ceded to the Reinsurer under this Agreement. If the Reinsurer is obligated to pay any taxes on such premiums, the Company shall reimburse the Reinsurer; however, the Company shall not be required to pay taxes twice on the same premiums.

                        GENERAL REINSURANCE CORPORATION

ARTICLE VI - OFFSET

     The Company or the Reinsurer may offset any balance(s), whether on account of premiums, commission, claims or losses, adjustment expense, salvage, or any other amount(s) due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or as ceding company.

ARTICLE VII - INSPECTION OF RECORDS

     The Company shall allow the Reinsurer to inspect, at all reasonable times, all records of the Company with respect to the business reinsured under this Agreement, or with respect to claims, losses or legal proceedings which involve or are likely to involve the Reinsurer.

ARTICLE VIII - ARBITRATION

     Should any difference of opinion arise between the Reinsurer and the Company which cannot be resolved in the normal course of business with respect to the interpretation of this Agreement or the performance of the respective obligations of the parties under this Agreement, the difference shall be submitted to arbitration.

     One arbitrator shall be chosen by the Reinsurer, one by the Company and an umpire by the two arbitrators before they enter upon arbitration. If the arbitrators have not chosen an umpire at the end of 10 days following the last date of the selection of the two arbitrators, each of the arbitrators shall name three of whom the other declines two and the decision shall be made of the remaining two by drawing lots.

                        GENERAL REINSURANCE CORPORATION

     The arbitrators and umpire shall be officials of insurance or reinsurance companies authorized to transact business in one or more states of the United States of America and writing the kind of business about which the difference has arisen. The arbitrators and umpire are relieved from all judicial formalities and may abstain from following the strict rules of law and they shall make their award with a view to effecting the general purpose of this Agreement rather than in accordance with the literal interpretation of the language, and the decision of the majority shall be final and binding upon the parties under this Agreement.

     If either party fails to choose an arbitrator within one month after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall choose the umpire as provided.

     Each party shall submit its case to the arbitrators and umpire within one month after receipt of advises of the selection of the umpire unless the period is extended by the arbitrators.

     The costs of arbitration, including the fees of the arbitrators and umpire, shall be borne equally unless the arbitrators and umpire shall decide otherwise. The arbitration shall be held at the times and place agreed upon by the arbitrators and umpire. The laws of the State of California shall govern the arbitration.

ARTICLE IX - INSOLVENCY OF THE COMPANY

     In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator on the basis of the amount of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim.

                        GENERAL REINSURANCE CORPORATION

     The Reinsurer shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim and to interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate this 16th day of February, 1990.

                                            GENERAL REINSURANCE CORPORATION

                                              /s/ Anthony J. Anastanio
                                                     Vice President

Attest: /s/ C. Mark Debley
                                            PAULA INSURANCE COMPANY

                                              /s/ Norman J. Schneider
                                                     President

Attest: /s/ Teresita E. Matos


                                     -7-
                             Agreement No. 7448
                        GENERAL REINSURANCE CORPORATION

                                   EXHIBIT A

                         Attached to and made a part of
                        AGREEMENT OF REINSURANCE NO. 7448

                           EXCESS OF LOSS REINSURANCE

                                      of

            Workers' Compensation and Employers' Liability Business

-------------------------------------------------------------------------------

SECTION 1 - LIABILITY OF THE REINSURER

     The Reinsurer shall pay to the Company with respect to each accident under Workers' Compensation and Employers' Liability business of the Company the amount of net loss sustained by the Company in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance, plus a proportionate share of adjustment expense.

                          SCHEDULE OF REINSURANCE
-------------------------------------------------------------------------------
                    Company Retention      Limits of Liability of the Reinsurer
-------------------------------------------------------------------------------

                                                  First             Second
                                               Excess Cover      Excess Cover
                                               ------------      ------------

                      Each Accident            Each Accident     Each Accident
                      -------------            -------------     -------------

California and           $150,000                 $150,000         $4,850,000
Arizona Business

-------------------------------------------------------------------------------

SECTION 2 - DEFINITIONS AND INTERPRETATIONS

     (a)  WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY BUSINESS

          This term shall mean the insurance for California and Arizona employers afforded by Parts One, Two and Three of a standard provisions Workers' Compensation and Employers' Liability Policy.


                        GENERAL REINSURANCE CORPORATION

     (b)  ACCIDENT

          This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event; provided, with respect to bodily injury by disease, each such injury to each employee shall be considered a separate accident, and the date of accident shall be the date of commencement of compensable disability.

     (c)  NET LOSS

          This term shall mean all payments by the Company, adjusted in accordance with the section entitled ADJUSTED DOLLAR COVERAGE, in settlement of claims or losses, payment of compensation or other benefits, or satisfaction of judgments or awards, after deduction of salvage, and shall exclude adjustment expense and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

SECTION 3 - EXCLUSIONS

     This Exhibit shall not apply to:

     (a)  Business accepted by the Company as reinsurance from other insurers;

     (b) Insurance written by the aviation underwriting unit, howsoever styled, of the Company or written by the Company as a member of an aviation insurance group or pool or association;

     (c)  Insurance with respect to operations involving:

          (1)  Aircraft flight and ground operations;

          (2) Amusement parks or devices, exhibitions (including fireworks), carnivals, circuses;

          (3) Caisson or coffer dam work, dam, dike, lock or revetment construction;

          (4)  Chemical manufacturing;

                        GENERAL REINSURANCE CORPORATION

          (5) Manufacturing, packing, handling or shipping of explosives, explosive substances intended for use as an explosive, ammunitions, fuses, arms or fireworks;

          (6) Gas (including liquefied petroleum gas) companies, dealers, distributors or construction;

          (7) Maritime or federal employments, or steamship lines or agencies or stevedoring;

          (8)  Mining or quarries;

          (9) Oil or gas lease operators or contractors; oil or gas wells work; oil or gas pipeline construction or operations; oil rig derrick work;

          (10) Railroad operation or construction;

          (11) Sewer, subway or water main construction, or shaft sinking or tunnelling;

          (12) Wrecking;

          (13) Asbestos manufacturing.

     If the Company provides insurance for an insured with respect to any operations listed in one or more of the exclusions under (c), except exclusion (5), and such operations constitute only a minor and incidental part of the total operations of the insured, such exclusion(s) shall not apply.

     If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any insurance of the Company falling within the scope of one or more of the exclusions set forth in this section, these exclusions, except exclusion (a) shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

                        GENERAL REINSURANCE CORPORATION

SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer:

     (a)  For the First Excess Cover:

          (1) A net rate of 1.460% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business; and

          (2) A net rate of 2.540% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business.

     (b)  For the Second Excess Cover:

          (1) A net rate of 1.185% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business; and

          (2) A net rate of 1.395% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business.

SECTION 5 - CONTINGENT COMMISSION

     On the First Excess Cover only, the Reinsurer shall pay to the Company a contingent commission of 66 2/3% of the amount by which the Reinsurer's Income exceeds the Reinsurers' Outgo for each rating period.

    With respect to the contingent commission and the calculation thereof, the following interpretations and reporting provisions shall apply:

     (a)  RATING PERIOD

          The initial rating period shall be from July 1, 1985, to June 30, 1990, (the period from July 1, 1985, to June 30, 1989 under Agreement No. 6374 between the Reinsurer and the Company and the period from July 1, 1989, to June 30, 1990 under this Agreement), and thereafter each rating period shall consist of 60 months to begin concurrently with the expiration of the previous rating period; however, in the event of termination of

                        GENERAL REINSURANCE CORPORATION
          this Exhibit, the following rating periods shall be combined and shall constitute a single rating period:

          (1) The period from the last completed rating period until the date of termination, and

          (2) The period from the date of termination until expiration or termination of the reinsurance, if any, then in effect.

     (b)  REINSURER'S INCOME

          This term shall mean the reinsurance premium earned during the rating period.

     (c)  REINSURER'S OUTGO

          This term shall mean:

          (1) The Reinsurer's portion of claims, losses and adjustment expense paid, less the Reinsurer's portion of salvage recovered, resulting from accidents taking place during the rating period;

          (2) Plus the Reinsurer's portion of reserves for claims, losses, and adjustment expense, including reserves for claims and losses incurred but not reported developed by application of the following table, resulting from accidents taking place during the rating period;

                    Percentage of Reinsurer's Income Cumulatively
                       From Inception of Rating Period to the
                              Following Anniversaries:
               --------------------------------------------------------
               First                               61%
               Second                              44%
               Third                               32%
               Fourth                              24%
               Fifth                               12%
               Sixth and subsequent                 6% unless otherwise agreed

          (3) Plus 15% of the Reinsurer's Income as an allowance for the Reinsurer's management expenses.

     (d)  INTERIM STATEMENTS OF CONTINGENT COMMISSION

          Six months after each anniversary of the commencement of a rating period, the Reinsurer shall render to the Company an

                        GENERAL REINSURANCE CORPORATION
          interim statement of contingent commission for the time from the commencement of the rating period until such anniversary. The amount thereof, payable subject to the following schedule, shall be balanced against the amount previously paid the Company, and the difference due either party shall be remitted promptly.

                                                       The Contingent Commission
           At the completion of                            payable shall be
     -----------------------------------------        --------------------------

     1) the first year of the rating period              20% of the amount due
     2) the second year of the rating period             40% of the amount due
     3) the third year of the rating period              60% of the amount due
     4) the fourth year of the rating period             80% of the amount due
     5) the fifth year of the rating period             100% of the amount due.

     (e)  FINAL STATEMENT OF CONTINGENT COMMISSION

          Six months after the end of a rating period, the Reinsurer shall render to the Company a statement of contingent commission for the entire rating period. The amount thereof shall be balanced against the amount previously paid the Company, and the difference due either party shall be remitted promptly.

          Annually thereafter, revised statements shall be rendered to the Company reflecting changes in the original statement until all losses which occurred during the rating period are fully discharged, and the amount due either party because of such changes shall be remitted promptly.

     (f)  TERMINATION

          If this Exhibit is terminated by             The Contingent Commission
           the Company at any time during                 percentage shall be
      ----------------------------------------        --------------------------
      1) the first year of any rating period                      Nil
      2) the second year of any rating period                20% of 66 2/3%
      3) the third year of any rating period                 40% of 66 2/3%
      4) the fourth year of any rating period                60% of 66 2/3%
      5) the fifth year of any rating period                 80% of 66 2/3%.

          If this Exhibit is still in force at the end of a rating period, the Contingent Commission percentage for the entire rating period shall be 100% of 66 2/3%.

                        GENERAL REINSURANCE CORPORATION

          If this Exhibit is terminated by the Reinsurer, the Contingent Commission percentage for each rating period, or fractional part thereof, shall be 100% of 66 2/3%.

SECTION 6 - REPORTS AND REMITTANCES

     (a)  REINSURANCE PREMIUM

          Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium by state for the month; and the amount due the Reinsurer shall be remitted within 60 days after the close of the month.

     (b)  CLAIMS AND LOSSES

          The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of net loss is $75,000 or more and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

          (1)  Cord injury - paraplegia, quadriplegia;

          (2)  Amputations - requiring a prosthesis;

          (3) Brain damage affecting mentality or central nervous system - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

          (4)  Blindness;

          (5) Burns - involving over 10% of body with third degree or 30% of body with second degree;

          (6)  Multiple fractures - involving more than one member or non-union;

          (7)  Fracture of both heel bones (fractured bilateral os calcis);

          (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

          (9)  Massive internal injuries affecting body organs;

                        GENERAL REINSURANCE CORPORATION

          (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

          (11) Fatalities;

          (12) Any other serious case which, in the Company's judgment, might involve the Reinsurer.

          The Company shall advise the Reinsurer of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

          Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of net loss and Reinsurer's portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

SECTION 7 - ADJUSTED DOLLAR COVERAGE

     In determining net loss under this Exhibit, the parties intend to adjust payments made by the Company which are allocable to the first $2,100,000 of any claim or loss, to the benefit and price levels in effect at the time of eligibility for benefits. The Company shall be solely responsible for actual payments in excess of the net loss as adjusted. Actual payments shall be adjusted as described below and as illustrated in the examples in the attached Appendix A.

     (a)  PERIODIC COMPENSATION AND ECONOMIC LOSS BENEFITS

          All worker's compensation payments other than medical and medical rehabilitation payments shall be included in net loss to the extent of the amount of any currently effective weekly award or the amount required by law for the first full benefit week (or other benefits period if payments are made on other than a weekly basis) following the date of accident, whichever is less. Additional benefits greater than the amount awarded for the first benefit period, whether granted retroactively or prospectively, are excluded from net loss.

                        GENERAL REINSURANCE CORPORATION

     (b)  MEDICAL AND MEDICAL REHABILITATION BENEFITS

          Medical and medical rehabilitation benefits shall be adjusted by dividing payments made in each calendar year by the quotient of the medical component of the Consumer's Price Index (CPI) for that year divided by the medical component of the CPI for the year of the accident; such quotient, however, not to be less than one.

     (c)  EMPLOYERS' LIABILITY PAYMENTS

          Employers' Liability payments shall be adjusted by dividing payments made in each calendar year by the quotient of the medical component of the Consumer's Price Index (CPI) for that year divided by the medical component of the CPI for the year of the accident; such quotient, however, not to be less than one.

     If the Bureau of Labor Statistics changes the composition of the CPI so as to destroy the continuity of the medical component of the CPI, the parties shall make suitable adjustments in the calculations. A qualified independent actuary shall be retained to determine the adjustments if the parties are unable to agree on such adjustments.

SECTION 8 - COMMENCEMENT

     This Exhibit applies to new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1989, and to policies in force at 12:01 A.M., July 1, 1989, for claims and losses resulting from accidents occurring at and after the aforesaid time and date.

SECTION 9 - TERMINATION BY THE COMPANY

     The Company may terminate this Exhibit at any time by sending to the Reinsurer, by registered mail to its principal office, notice stating the time and date when,

                        GENERAL REINSURANCE CORPORATION
not less than 90 days after the date of mailing of such notice, termination shall be effective. In such instance, the liability of the Reinsurer with respect to policies in effect at the time and date of termination shall continue until cancellation or expiration or the next anniversary of each such policy, whichever comes first.

     The reinsurance premium for policies in force at the time and date of termination shall be calculated by applying the provisions of the section entitled REINSURANCE PREMIUM to the monthly earned premiums that derive from the unearned premium applicable to policies in force at the time and date of termination.

SECTION 10 - TERMINATION BY THE REINSURER

     The Reinsurer may terminate this Exhibit at any time by sending to the Company, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. In such instance, the liability of the Reinsurer with respect to policies in effect at the time and date of termination shall continue until cancellation or expiration or the next anniversary of each such policy, whichever comes first.

     The reinsurance premium for policies in force at the time and date of termination shall be calculated by applying the provisions of the section entitled REINSURANCE PREMIUM to the monthly earned premiums that derive from the unearned premium applicable to policies in force at the time and date of termination.

     The following conditions for termination shall apply in the circumstances hereafter set forth:

     (a) If any amount payable by the Company to the Reinsurer becomes more than 30 days overdue, the Reinsurer may terminate this Exhibit in its entirety by sending to the Company, by regis-

                        GENERAL REINSURANCE CORPORATION
          tered mail to its principal office, notice stating the time and date when, not less than 5 days after the date of mailing of such notice, termination shall be effective.

     (b)  If the Company is merged with or purchased by another
          Company, or if controlling interest is sold or changed so as to produce a loss in control over conduct of the business by the current owners, the Company shall immediately notify the Reinsurer by registered mail to its principal office giving details (to the extent of its knowledge thereof) of the particulars of such merger, change, sale or purchase. Within 35 days after the date of mailing of such notice by the Company, the Reinsurer may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when not less than 5 days after the date of mailing of such notice, termination shall be effective

          If the Company fails to notify the Reinsurer of such merger, purchase, change or sale, the Reinsurer, within 35 days after the Reinsurer has acquired knowledge of the merger, purchase, change or sale, may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when, not less than 5 days after the mailing of such notice, termination shall be effective.

     In any instance that the Reinsurer terminates this Exhibit in accordance with sub-paragraphs (a) or (b) above, the Reinsurer shall not be liable for claims or losses resulting from accidents taking place after the effective time and date of termination.

                                      A-11
                               Agreement No. 7448
                        GENERAL REINSURANCE CORPORATION

                                   APPENDIX A

                        Attached to and made a part of
                       EXHIBIT A OF AGREEMENT NO. 7448

                       ADJUSTED DOLLAR COVERAGE EXAMPLE


EXAMPLE A: Periodic Compensation and Economic Loss Benefits Only

     Company Retention: $150,000
     Accident Date: July 1, 1989
     Benefits Stop: December 31, 1994

                        Loss in Adjusted Dollars
       Company            Periodic Compensation        Company's     Reinsurer's
       Payments            (Current Law Level)         Liability      Liability
       --------         ------------------------       ---------     -----------
1989   $ 30,000               $ 30,000                 $ 30,000             -0-
1990   $ 31,500               $ 30,000                 $ 30,000             -0-
1991   $ 33,075               $ 30,000                 $ 30,000             -0-
1992   $ 34,729               $ 30,000                 $ 30,000             -0-
1993   $ 36,465               $ 30,000                 $ 30,000             -0-
1994   $ 38,288               $ 30,000                      -0-         $30,000
       --------               --------                 --------         -------
       $204,057               $180,000                 $150,000         $30,000
       --------               --------                 --------         -------

       Excess of Company Payments over
       Loss in Adjusted Dollars                        $ 24,057
                                                       --------
                                                       $174,057

EXAMPLE B: Medical and Rehabilitation Benefits Only

       Company Retention: $150,000
       Accident Date: July 1, 1989
       Benefits Stop: December 31, 1994




                          CPI          CPI                   Loss in
          Company       Payment      Accident                Adjusted     Company's    Reinsurer's
         Payments         Year         Year      Quotient     Dollars     Liability     Liability
         --------       -------      --------    --------    --------     ---------    -----------
1989     $ 30,000          500          500       1.0000     $ 30,000     $ 30,000          -0-
1990     $ 32,250        537.5          500       1.0750     $ 30,000     $ 30,000          -0-
1991     $ 34,669        575.1          500       1.1502     $ 30,142     $ 30,142          -0-
1992     $ 37,269        616.5          500       1.2330     $ 30,226     $ 30,226          -0-
1993     $ 40,064        661.5          500       1.3230     $ 30,283     $ 29,632      $   651
1994     $ 43,069        711.1          500       1.4222     $ 30,283          -0-      $30,283
         --------                                            --------     --------     --------
         $217,321                                            $180,934     $150,000      $30,934




         Excess of Company Payments over
         Loss in Adjusted Dollars                                         $ 36,387
                                                                          --------
                                                                          $186,387




                            GENERAL REINSURANCE CORPORATION

EXAMPLE C: Periodic Compensation and Medical Benefits Combined (Details as
           above)




                          Loss in Adjusted Dollars
        Total       ----------------------------------------
       Company        Periodic                                    Company's      Reinsurer's
       Payments     Compensation      Medical        Total        Liability      Liability
       --------     ------------     --------       --------      ---------      -----------
1989   $ 60,000       $ 30,000       $ 30,000       $ 60,000       $ 60,000            -0-
1990   $ 63,750       $ 30,000       $ 30,000       $ 60,000       $ 60,000            -0-
1991   $ 67,744       $ 30,000       $ 30,142       $ 60,142       $ 30,000       $ 30,000
1992   $ 71,998       $ 30,000       $ 30,226       $ 60,226            -0-       $ 60,226
1993   $ 76,529       $ 30,000       $ 30,283       $ 60,283            -0-       $ 60,283
1994   $ 81,357       $ 30,000       $ 30,283       $ 60,283            -0-       $ 60,283
       --------     ------------     --------       --------      ---------      -----------
       $421,378       $180,000       $180,934       $360,934       $150,000       $210,934


       Excess of Company Payments over
       Total Loss in Adjusted Dollars                              $ 60,444
                                                                   --------
                                                                   $210,444













                                  Page 2 of 2
                                Appendix A to A
                               Agreement No. 7448


                        GENERAL REINSURANCE CORPORATION

                                   EXHIBIT B

                       Attached to and made a part of
                      AGREEMENT OF REINSURANCE NO. 7448

                      THIRD EXCESS OF LOSS REINSURANCE

                                      of

            Workers' Compensation and Employers' Liability Business

--------------------------------------------------------------------------------

SECTION 1 - LIABILITY OF THE REINSURER

     The Reinsurer shall pay to the Company with respect to each accident under Workers' Compensation and Employers' Liability business of the Company the amount of net loss sustained by the Company in excess of the sum of the Company Retention and underlying reinsurance but not exceeding the Limit of Liability of the Reinsurer as set forth in the Schedule of Reinsurance, plus a proportionate share of adjustment expense.

                             SCHEDULE OF REINSURANCE

--------------------------------------------------------------------------------

                    Company Retention and
Class of Business   Underlying Reinsurance   Limit of Liability of the Reinsurer

--------------------------------------------------------------------------------

                         Each Accident                     Each Accident
                         -------------                     -------------
Workers' Compensation
and Employers'
Liability Business         $5,250,000                        $5,000,000

--------------------------------------------------------------------------------

SECTION 2 - DEFINITIONS AND INTERPRETATIONS

      (a)   WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY BUSINESS

            This term shall mean the insurance for employers afforded by Parts One, Two and Three of a standard provisions Workers' Compensation and Employers' Liability Policy.


                    GENERAL REINSURANCE CORPORATION

        (b) ACCIDENT

            This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event; provided, with respect to bodily injury by disease, each such injury to each employee shall be considered a separate accident, and the date of accident shall be the date of commencement of compensable disability.

        (c) NET LOSS

            This term shall mean all payments by the Company, in settlement of claims or losses, payment of compensation or other benefits, or satisfaction of judgments or awards, after deduction of salvage, and shall exclude adjustment expense and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

SECTION 3 - EXCLUSIONS

        This Exhibit shall not apply to:

        (a) Business accepted by the Company as reinsurance from other insurers;

        (b) Insurance written by the aviation underwriting unit, howsoever styled, of the Company or written by the Company as a member of an aviation insurance group or pool or association;

        (c) Insurance with respect to operations involving:

            (1) Aircraft flight and ground operations;

            (2) Amusement parks or devices, exhibitions (including fireworks), carnivals, circuses;

            (3) Caisson or coffer dam work, dam, dike, lock or revetment construction;

            (4) Chemical manufacturing;

            (5) Manufacturing, packing, handling or shipping of explosives, explosive substances intended for use as an explosive, ammunitions, fuses, arms or fireworks;

                      GENERAL REINSURANCE CORPORATION

           (6) Gas (including liquefied petroleum gas) companies, dealers, distributors or construction;

           (7) Maritime or federal employments, or steamship lines or agencies or stevedoring;

           (8)  Mining or quarries;

           (9) Oil or gas lease operators or contractors; oil or gas wells work; oil or gas pipeline construction or operations; oil rig derrick work;

          (10)  Railroad operation or construction;

          (11) Sewer, subway or water main construction, or shaft sinking or tunnelling;

          (12)  Wrecking;

          (13)  Asbestos manufacturing.

     If the Company provides insurance for an insured with respect to any operations listed in one or more of the exclusions under (c), except exclusion (5), and such operations constitute only a minor and incidental part of the total operations of the insured, such exclusion(s) shall not apply.

     If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any insurance of the Company falling within the scope of one or more of the exclusions set forth in this section, these exclusions, except exclusion (a) shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer 0.55% of the Company's earned premium for Workers' Compensation and Employers' Liability Business.

                       GENERAL REINSURANCE CORPORATION

SECTION 5 - REPORTS AND REMITTANCES


        (a) REINSURANCE PREMIUM

            Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium by state for the month; and the amount due the Reinsurer shall be remitted within 60 days after the close of the month.

        (b) CLAIMS AND LOSSES

            The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of net loss 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

            (1)  Cord injury - paraplegia, quadriplegia;

            (2)  Amputations - requiring a prosthesis;

            (3) Brain damage affecting mentality or central nervous system - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

            (4)  Blindness;

            (5) Burns - involving over 10% of body with third degree or 30% of body with second degree;

            (6) Multiple fractures - involving more than one member or non-union;

            (7)  Fracture of both heel bones (fractured bilateral os calcis);

            (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

            (9)  Massive internal injuries affecting body organs;

            (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

                          GENERAL REINSURANCE CORPORATION

            (11) Fatalities;

            (12) Any other serious case which, in the Company's judgment, might involve the Reinsurer.

            The Company shall advise the Reinsurer of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

            Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of net loss and Reinsurer's portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

SECTION 6 - COMMENCEMENT

     This Exhibit applies to new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1996, and to policies in force at 12:01 A.M., July 1, 1996, for claims and losses resulting from accidents occurring at and after the aforesaid time and date.

SECTION 7 - TERMINATION BY THE COMPANY

     The Company may terminate this Exhibit at any time by sending to the Reinsurer, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. In such instance, the liability of the Reinsurer with respect to policies in effect at the time and date of termination shall continue until cancellation or expiration or the next anniversary of each such policy, whichever comes first.

     The reinsurance premium for policies in force at the time and date of termination shall be calculated by applying the provisions of the section entitled REINSURANCE PREMIUM to the monthly earned premiums that derive from the unearned premium applicable to policies in force at the time and date of termination.

                    GENERAL REINSURANCE CORPORATION

SECTION 8 - TERMINATION BY THE REINSURER

     The Reinsurer may terminate this Exhibit at any time by sending to the Company, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. In such instance, the liability of the Reinsurer with respect to policies in effect at the time and date of termination shall continue until cancellation or expiration or the next anniversary of each such policy, whichever comes first.

     The reinsurance premium for policies in force at the time and date of termination shall be calculated by applying the provisions of the section entitled REINSURANCE PREMIUM to the monthly earned premiums that derive from the unearned premium applicable to policies in force at the time and date of termination.

     The following conditions for termination shall apply in the circumstances hereafter set forth:

     (a) If any amount payable by the Company to the Reinsurer becomes more than 30 days overdue, the Reinsurer may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when, not less than 5 days after the date of mailing of such notice, termination shall be effective.

     (b) If the Company is merged with or purchased by another Company, or if controlling interest is sold or changed so as to produce a loss in control over conduct of the business by the current owners, the Company shall immediately notify the Reinsurer by registered mail to its principal office giving details (to the extent of its knowledge thereof) of the particulars of such merger, change, sale or purchase. Within 35 days after the date of mailing of such notice by the Company, the Reinsurer may terminate this Exhibit in its entirety by sending to the Company, by registered mail to its principal office, notice stating the time and date when not less than 5 days after the date of mailing of such notice, termination shall be effective.

          If the Company fails to notify the Reinsurer of such merger, purchase, change or sale, the Reinsurer, within 35 days after the Reinsurer has acquired knowledge of the merger, purchase, change or sale, may terminate this Exhibit in its entirety by sending to the Company, by registered

                         GENERAL REINSURANCE CORPORATION
          mail to its principal office, notice stating the time and date when, not less than 5 days after the mailing of such notice, termination shall be effective.

     In any instance that the Reinsurer terminates this Exhibit in accordance with subparagraphs (a) or (b) above, the Reinsurer shall not be liable for claims or losses resulting from accidents taking place after the effective time and date of termination.

                                Agreement No. 7448

                         GENERAL REINSURANCE CORPORATION

                                  ENDORSEMENT NO. 1

                            Attached to and made a part of
                               AGREEMENT OF REINSURANCE
                                      NO. 7448
                                      between
                         GENERAL REINSURANCE CORPORATION
                                       and
                              PAULA INSURANCE COMPANY

     IT IS MUTUALLY AGREED that as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 1991, and policies of the Company in force at 12:01 A.M., July 1, 1991, Section 4 of Exhibit A to this Agreement is amended to read:

"SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer:

     (a)  For the First Excess Cover:

          (1) A net rate of 1.61% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business; and

          (2) A net rate of 2.79% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business.

     (b)  For the Second Excess Cover:

          (1) A net rate of 1.30% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business; and

          (2) A net rate of 1.53% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business."

     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement



                         GENERAL REINSURANCE CORPORATION
to be executed in duplicate this 5th day of August, 1991.

                                              GENERAL REINSURANCE CORPORATION

                                                  /s/ Anthony J. Anastanio
                                                  ------------------------
                                                       Vice President

Attest:  /s/ C. Mark Debley

                                              PAULA INSURANCE COMPANY

                                                  /s/ Norman J. Schmids
                                                  ------------------------
                                                       President/CEO

Attest: /s/ Teresita E. Matos






                                         -2-
                                    Endorsement No. 1
                                    Agreement No. 7448

                              GENERAL REINSURANCE CORPORATION

                              ENDORSEMENT NO. 2

                      Attached to and made a part of
                          AGREEMENT OF REINSURANCE
                                   NO. 7448
                                    between
                         GENERAL REINSURANCE CORPORATION
                                      and
                            PAULA INSURANCE COMPANY

     IT IS MUTUALLY AGREED that, as respects claims and losses resulting from accidents taking place at and after 12:01 A.M., October 1, 1993, the Schedule of Reinsurance in Section 1 - LIABILITY OF THE REINSURER of Exhibit A to this Agreement is amended to read as follows:

                             "SCHEDULE OF REINSURANCE

------------------------------------------------------------------------------------
                      Company Retention        Limits of Liability of the Reinsurer
------------------------------------------------------------------------------------
                                             First           Second
                                          Excess Cover     Excess Cover
                                          -------------   --------------
                         Each Accident    Each Accident    Each Accident
                         -------------    -------------   --------------
California and
Arizona Business         $200,000         $100,000         $4,850,000"


     IT IS FURTHER AGREED that as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., October 1, 1993, and policies of the Company in force at 12:01 A.M., October 1, 1993, Section 4 of Exhibit A to this Agreement is amended to read as follows:

"SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer:

     (a) For the First Excess Cover:


                       GENERAL REINSURANCE CORPORATION

          (1) A net rate of 0.67% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business; and

          (2) A net rate of 1.66% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business.

     (b) For the Second Excess Cover:

          (1) A net rate of 1.91% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business; and

          (2) A net rate of 2.10% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business."

     IT IS FURTHER AGREED that, effective October 1, 1993, Appendix A is replaced with Appendix A Revised (Effective October 1, 1993) attached hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 13th day December, 1993.

                                       GENERAL REINSURANCE CORPORATION


                                       /s/ [ILLEGIBLE]
                                           Vice President

ATTEST:  /s/ [ILLEGIBLE]
                                       PAULA INSURANCE COMPANY


ATTEST:  /s/ [ILLEGIBLE]               /s/ [ILLEGIBLE]


                                      -2-

                                Endorsement No. 2
                                Agreement No. 7448
                         GENERAL REINSURANCE CORPORATION

                                                      Effective October 1, 1993
                              APPENDIX A REVISED

                        Attached to and made a part of
                        EXHIBIT A OF AGREEMENT NO. 7448

                        ADJUSTED DOLLAR COVERAGE EXAMPLE

EXAMPLE A: Periodic Compensation and Economic Loss Benefits Only

     Company Retention: $200,000
     Accident Date: October 1, 1993
     Benefits Stop: December 31, 1998


                               Loss in Adjusted Dollars
                     Company     Periodic Compensation      Company's    Reinsurer's
                     Payments     (Current Law Level)       Liability     Liability
                     --------     -------------------       ---------     ---------
                                                                              >
     1993            $ 40,000          $ 40,000             $ 40,000            -0-
     1994            $ 42,000          $ 40,000             $ 40,000            -0-
     1995            $ 44,100          $ 40,000             $ 40,000            -0-
     1996            $ 46,305          $ 40,000             $ 40,000            -0-
     1997            $ 48,620          $ 40,000             $ 40,000            -0-
     1998            $ 51,051          $ 40.000                  -0-        $40,000
                     --------          --------             --------        -------
                     $272,076          $240,000             $200,000        $40,000

                      Excess of Company Payments over
                      Loss in Adjusted Dollars              $ 32,076
                                                            --------
                                                            $232,076


EXAMPLE B: Medical and Rehabilitation Benefits Only

     Company Retention: $200,000
     Accident Date: October 1, 1993
     Benefits Stop: December 31, 1998



                             CPI          CPI                   Loss in
              Company      Payment      Accident                Adjusted     Company's     Reinsurer's
              Payments       Year         Year      Quotient    Dollars      Liability      Liability
              --------       ----         ----      --------    -------      ---------      ----------
    1993       $ 40,000      661.5        661.5     1.0000      $ 40,000     $ 40,000           -0-
    1994       $ 43,000      711.1        661.5     1.0750      $ 40,000     $ 40,000           -0-
    1995       $ 46,225      764.4        661.5     1.1556      $ 40,000     $ 40,000           -0-
    1996       $ 49,692      821.8        661.5     1.2423      $ 40,010     $ 40,010           -0-
    1997       $ 53,419      883.4        661.5     1.3354      $ 40,002     $ 39,990       $    12
    1998       $ 57,425      949.7        661.5     1.4358      $ 39,995          -0-       $39,995
               --------                                         --------     --------       -------
               $289,761                                         $240,007     $200,000       $40,007

               Excess of Company Payments over
               Loss in Adjusted Dollars                                      $ 49,754
                                                                             --------
                                                                             $249,754



                        GENERAL REINSURANCE CORPORATION

     EXAMPLE C: Periodic Compensation and Medical Benefits Combined (Details as above)


                 Total          LOSS IN ADJUSTED DOLLARS
                            ---------------------------------
                Company       Periodic                             Company's   Reinsurer's
                Payments    Compensation    Medical     Total      Liability    Liability
                --------    ------------    -------     ------     ---------    ---------
    1993        $ 80,000       $ 40,000     $ 40,000   $ 80,000    $ 80,000          -0-
    1994        $ 85,000       $ 40,000     $ 40,000   $ 80,000    $ 80,000          -0-
    1995        $ 90,325       $ 40,000     $ 40,000   $ 80,000    $ 80,000          -0-
    1996        $ 95,997       $ 40,000     $ 40,010   $ 80,010    $ 20,000      $ 60,010
    1997        $102,039       $ 40,000     $ 40,002   $ 80,002         -0-      $ 80,002
    1998        $108,476       $ 40,000     $ 39,995   $ 79,995         -0-      $ 79,995
                --------       ---------    -------    --------    --------      --------
                $561,837       $240,000     $240,007   $480,007    $200,000      $220,007

                Excess of Company Payments over
                Total Loss in Adjusted Dollars                     $ 81,830
                                                                   --------
                                                                   $281,830


                                 Page 2 of 2
                              Appendix A Revised
                              Agreement No. 7448

                        GENERAL REINSURANCE CORPORATION

                              ENDORSEMENT NO. 3

                        Attached to and made a part of
                           AGREEMENT OF REINSURANCE
                                    NO. 7448
                                    between
                       GENERAL REINSURANCE CORPORATION
                                      and
                            PAULA INSURANCE COMPANY


     IT IS MUTUALLY AGREED that, effective at 12:01 A.M., January 1, 1994, the first sentence of Article IX - INSOLVENCY of this Agreement is amended to read as follows:

     "In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator, immediately upon demand, with reasonable provision for verification, on the basis of the amount of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim."

     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 9th day of March, 1994

                                       GENERAL REINSURANCE CORPORATION

                                               /s/ [ILLEGIBLE]
                                               Vice President
Attest:   /s/ [ILLEGIBLE]

                                       PAULA INSURANCE COMPANY

Attest:  /s/ [ILLEGIBLE]                /s/ [ILLEGIBLE]


                        GENERAL REINSURANCE CORPORATION

                               ENDORSEMENT NO. 4

                        Attached to and made a part of
                           AGREEMENT OF REINSURANCE
                                   NO. 7448
                                    between
                        GENERAL REINSURANCE CORPORATION
                                      and
                             PAULA INSURANCE COMPANY


     IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., December 1, 1994, Agri-Comp Insurance Company of Salem, Oregon is hereby added as a reinsured party hereunder.

     In consideration of the foregoing, Exhibit A of this Agreement is amended as follows:

     I - The Schedule of Reinsurance in Section 1 - LIABILITY OF THE
         REINSURER is amended to read as follows:


                           "SCHEDULE OF REINSURANCE

-----------------------------------------------------------------------------
                  Company Retention      Limits of Liability of the Reinsurer
-----------------------------------------------------------------------------
                                           First               Second
                                        Excess Cover        Excess Cover
                                        -------------       -------------
                     Each Accident      Each Accident       Each Accident
                     -------------      -------------       -------------
California, Arizona
and Oregon Business    $200,000           $100,000           $4,850,000"
-----------------------------------------------------------------------------


     II - Sub-paragraph (a) of Section 2 - DEFINITIONS AND INTERPRETATIONS is amended to read as follows:

     "(a) WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY BUSINESS

           This term shall mean the insurance for California, Arizona and Oregon employers afforded by Parts One, Two and Three of a standard provi-

                         GENERAL REINSURANCE CORPORATION
           sions Workers' Compensation and Employers' Liability Policy."

     III - Section 4 is amended to read as follows:

"SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer:

     (a)  For the First Excess Cover:

          (1) A net rate of 0.67% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business;

          (2) A net rate of 1.66% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business;

          (3) A net rate of 1.66% of the Company's earned premium for Oregon Workers' Compensation and Employers' Liability Business.

     (b) For the Second Excess Cover:

          (1) A net rate of 1.91% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business;

          (2) A net rate of 2.10% of the Company's earned premium for Arizona Workers' Compensation and Employers' Liability Business;

          (3) A net rate of 2.10% of the Company's earned premium for Oregon Workers' Compensation and Employers' Liability Business."

     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be


                                      -2-
                         GENERAL REINSURANCE CORPORATION
     executed in duplicate this 22nd day of February, 1995.

                                       GENERAL REINSURANCE CORPORATION

                                                /s/ [ILLEGIBLE]
                                                Vice President

Attest  /s/[ILLEGIBLE]
                                       PAULA INSURANCE COMPANY
                                       AGRI-COMP INSURANCE COMPANY

ATTEST: /s/[ILLEGIBLE]                        /s/ [ILLEGIBLE]


                                      -3-
                               Endorsement No. 4
                               Agreement No. 7448
                         GENERAL REINSURANCE CORPORATION

                              ENDORSEMENT NO. 5

                        Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                   NO. 7448
                                    between
                        GENERAL REINSURANCE CORPORATION
                                      and
                            PAULA INSURANCE COMPANY
                          AGRI-COMP INSURANCE COMPANY

     IT IS MUTUALLY AGREED that, as respects claims and losses resulting from accidents taking place at and after 12:01 A.M., July 1, 1995, the Schedule of Reinsurance in Section 1 - LIABILITY OF THE REINSURER of Exhibit A is amended to read as follows:

                          "SCHEDULE OF REINSURANCE

-----------------------------------------------------------------------------
                  Company Retention      Limits of Liability of the Reinsurer
-----------------------------------------------------------------------------
                                           First               Second
                                        Excess Cover        Excess Cover
                                        -------------       -------------
                     Each Accident      Each Accident       Each Accident
                     -------------      -------------       -------------
California, Arizona
and Oregon Business    $200,000           $100,000           $4,900,000"
-----------------------------------------------------------------------------


     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 10th day of JULY, 1996.

                                       GENERAL REINSURANCE CORPORATION

                                                /s/ illegible
                                                Vice President
Attest  /s/ illegible
                                       PAULA INSURANCE COMPANY
                                       AGRI-COMP INSURANCE COMPANY

Attest  /s/ illegible                     /s/ illegible


                        GENERAL REINSURANCE CORPORATION

                              ENDORSEMENT NO. 6

                        Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                   NO. 7448
                                    between
                        GENERAL REINSURANCE CORPORATION
                                      and
                            PAULA INSURANCE COMPANY
                          AGRI-COMP INSURANCE COMPANY

     IT IS MUTUALLY AGREED that, effective 12:01 A.M., July 1, 1996, this Agreement is amended as follows:

     I - As respects claims and losses resulting from accidents taking place at and after such time and date, the Schedule of Reinsurance in
         Section 1 LIABILITY OF THE REINSURER of Exhibit A is amended to read as follows:

                          "SCHEDULE OF REINSURANCE

-----------------------------------------------------------------------------
Class of Business  Company Retention   Limits of Liability of the Reinsurer
-----------------------------------------------------------------------------
                                           First               Second
                                        Excess Cover        Excess Cover
                                        -------------       -------------
                     Each Accident      Each Accident       Each Accident
                     -------------      -------------       -------------
Workers' Compensation
and Employers'
Liability Business        $250,000            $250,000       $4,750,000"
------------------------------------------------------------------------------


     II - As respects new and renewal policies of the Company becoming effective at and after such time and date and policies of the Company in force at such time and date sub-paragraph (a) of Section 2 - DEFINITIONS AND INTERPRETATIONS is amended to read as follows:

     "(a) WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY BUSINESS

          This term shall mean the insurance for employers afforded by Parts One, Two and Three of a standard provisions Workers' Compensation and Employers' Liability Policy."


                       GENERAL REINSURANCE CORPORATION

     III - As respects new and renewal policies of the Company becoming effective at and after such time and date and policies of the Company in force at such time and date Section 4 is amended to read as follows:

"SECTION 4 - REINSURANCE PREMIUM

     The Company shall pay to the Reinsurer:

     (a) For the First Excess Cover:

         (1) A net rate of 1.45% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business;

         (2) A net rate of 1.79% of the Company's earned premium for all other states Workers' Compensation and Employers' Liability Business.

     (b) For the Second Excess Cover:

         (1) A net rate of 1.04% of the Company's earned premium for California Workers' Compensation and Employers' Liability Business;

         (2) A net rate of 1.03% of the Company's earned premium for all other states Workers' Compensation and Employers' Liability Business."

     IV - As respects claims and losses resulting from accidents taking place at and after such time and date, the first paragraph of sub-paragraph
          (b) of Section 6 - REPORTS AND REMITTANCES is amended to read as follows:

          "The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of net loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the follow:"

                       GENERAL REINSURANCE CORPORATION

     V - The following Exhibit attached hereto is hereby made a part of this
         Agreement:

     EXHIBIT B - THIRD EXCESS OF LOSS REINSURANCE
                                       of
              Workers' Compensation and Employers' Liability Business

     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 27th day of September, 1996.

                                       GENERAL REINSURANCE CORPORATION

                                                /s/ illegible
                                                Vice President
Attest  /s/ illegible
                                       PAULA INSURANCE COMPANY
                                       AGRI-COMP INSURANCE COMPANY

Attest  /s/ illegible                           /s/ illegible


                                      -3-
                               Endorsement No. 6
                               Agreement No. 7448
                      GENERAL REINSURANCE CORPORATION